                                                   Exhibit 21

SUBSIDIARIES OF HOUSEHOLD INTERNATIONAL, INC.
- ---------------------------------------------
As of June 30, 1996, the following subsidiaries were directly or indirectly owned by the Registrant. Certain subsidiaries which in the aggregate do not constitute significant subsidiaries may be omitted.
                                                             %
                                                             Voting
                                                             Stock
                                               Organized     Owned
                                               Under         By
Names of Subsidiaries                          Laws of:      Parent
- ---------------------                          ---------     ------
Hamilton Investments, Inc.                     Delaware      100%
 Craig-Hallum Corporation                      Delaware      100%
  Craig-Hallum, Inc.                           Minnesota     100%
Household Bank, f.s.b                          U.S.          100%
 HHTS, Inc.                                    Illinois      100%
  Household Home Title Services, Inc. II       Maryland      100%
 Household Bank (SB), N.A.                     U.S.          100%
  Household Affinity Funding Corporation       Delaware      100%
 Household Service Corporation
   of Illinois, Inc.                           Illinois      100%
  Household Insurance Services, Inc.           Illinois      100%
 Housekey Financial Corporation                Illinois      100%
  Associations Service Corporation             Indiana       100%
  Household Mortgage Services, Inc.            Delaware      100%
  Security Investment Corporation              Maryland      100%
Household Capital Corporation                  Delaware      100%
Household Commercial Canada Inc.               Canada        100%
Household Finance Corporation                  Delaware      100%
 HFC Auto Credit Corp.                         Delaware      100%
 HFC Funding Corporation                       Delaware      100%
 HFC Revolving Corporation                     Delaware      100%
 HFS Funding Corporation                       Delaware      100%
 Household Bank (Nevada), N.A.                 U.S.          100%
  Household Card Funding Corporation           Delaware      100%
  Household Receivables Funding Corporation    Nevada        100%
  Household Receivables Funding                Delaware      100%
    Corporation II
  Household Receivables Funding, Inc.          Delaware      100%
 Household Capital Markets, Inc.               Delaware      100%
 Household Card Services, Inc.                 Nevada        100%
  Household Bank (Illinois), N.A.              U.S.          100%
 Household Consumer Loan Corporation           Nevada        100%
 Household Corporation                         Delaware      100%
 Household Credit Services, Inc.               Delaware      100%
 Household Credit Services of Mexico, Inc.     Delaware      100%

                                                             %
                                                             Voting
                                                             Stock
                                               Organized     Owned
                                               Under         By
Names of Subsidiaries                          Laws of:      Parent
- ---------------------                          ---------     ------
 Household Finance Receivables Corporation II  Delaware      100%
 Household Financial Services, Inc.            Delaware      100%
 Household Group, Inc.                         Delaware      100%
  AHLIC Investment Holdings Corporation        Delaware      100%
  Household Insurance Agency, Inc.             Michigan      100%
  Household Insurance Company                  Michigan      100%
  Household Life Insurance Co. of Arizona      Arizona       100%
  Household Life Insurance Company             Michigan      100%
  Prospect Life Insurance Company              Arizona       100%
  Cal-Pacific Services, Inc.                   California    100%
  Household Business Services, Inc.            Delaware      100%
  Household Commercial Financial               Delaware      100%
   Services, Inc.
   Business Realty Inc.                        Delaware      100%
    Business Lakeview, Inc.                    Delaware      100%
   Capital Graphics, Inc.                      Delaware      100%
   Color Prelude Inc.                          Delaware      100%
   HCFS Business Equipment Corporation         Delaware      100%
   HCFS Corporate Finance Venture, Inc.        Delaware      100%
   HFC Commercial Realty, Inc.                 Delaware      100%
    G.C. Center, Inc.                          Delaware      100%
    Cast Iron Building Corporation             Delaware      100%
    Com Realty, Inc.                           Delaware      100%
     Lighthouse Property Corporation           Delaware      100%
     MRP General, Inc.                         Delaware      100%
    Household OPEB I, Inc.                     Illinois      100%
    Land of Lincoln Builders, Inc.             Illinois      100%
    PPSG Corporation                           Delaware      100%
    Steward's Glenn Corporation                Delaware      100%
   HFC Leasing, Inc.                           Delaware      100%
    First HFC Leasing Corporation              Delaware      100%
    Second HFC Leasing Corporation             Delaware      100%
    Valley Properties Corporation              Tennessee     100%
    Fifth HFC Leasing Corporation              Delaware      100%
    Sixth HFC Leasing Corporation              Delaware      100%
    Seventh HFC Leasing Corporation            Delaware      100%
    Eighth HFC Leasing Corporation             Delaware      100%
    Tenth HFC Leasing Corporation              Delaware      100%
    Eleventh HFC Leasing Corporation           Delaware      100%
    Thirteenth HFC Leasing Corporation         Delaware      100%
    Fourteenth HFC Leasing Corporation         Delaware      100%
    Seventeenth HFC Leasing Corporation        Delaware      100%
    Nineteenth HFC Leasing Corporation         Delaware      100%
    Twenty-second HFC Leasing Corporation      Delaware      100%
    Twenty-sixth HFC Leasing Corporation       Delaware      100%
                                                             %
                                                             Voting
                                                             Stock
                                               Organized     Owned
                                               Under         By
Names of Subsidiaries                          Laws of:      Parent
- ---------------------                          ---------     ------
    Beaver Valley, Inc.                        Delaware      100%
    Hull 752 Corporation                       Delaware      100%
    Hull 753 Corporation                       Delaware      100%
    Third HFC Leasing Corporation              Delaware      100%
     Macray Corporation                        California    100%
    Fourth HFC Leasing Corporation             Delaware      100%
     Pargen Corporation                        California    100%
    Fifteenth HFC Leasing Corporation          Delaware      100%
     Hull Fifty Corporation                    Delaware      100%
   Household Capital Investment Corporation    Delaware      100%
    B&K Corporation                            Michigan       94%
   Household Commercial of California, Inc.    California    100%
   Household Real Estate Equities, Inc.        Delaware      100%
    SPG General, Inc.                          Delaware      100%
   OLC, Inc.                                   Rhode Island  100%
    OPI, Inc.                                  Virginia      100%
  Household Finance Consumer Discount Company  Pennsylvania  100%
   Overseas Leasing Two FSC, Ltd.              Bermuda        99%
  Household Finance Corporation II             Delaware      100%
  Household Finance Corporation of Alabama     Alabama       100%
  Household Finance Corporation of California  Delaware      100%
  Household Finance Corporation of Nevada      Delaware      100%
   Household Finance Realty Corporation of     Delaware      100%
     New York
  Household Finance Industrial Loan Company    Iowa          100%
    of Iowa
  Household Finance Realty Corporation of      Delaware      100%
    Nevada
   Household Finance Corporation III           Delaware      100%
    Amstelveen FSC, Ltd.                       Bermuda        99%
    HFC Agency of Connecticut, Inc.            Connecticut   100%
    HFC Agency of Michigan, Inc.               Michigan      100%
    Night Watch FSC, Ltd.                      Bermuda        99%
    Household Realty Corporation               Delaware      100%
     Overseas Leasing One FSC, Ltd.            Bermuda       100%
    Overseas Leasing Four FSC, Ltd.            Bermuda        99%
    Overseas Leasing Five FSC, Ltd.            Bermuda        99%
   Household Retail Services, Inc.             Delaware      100%
    HRSI Funding, Inc.                         Nevada        100%
  Household Financial Center Inc.              Tennessee     100%
  Household Industrial Finance Company         Minnesota     100%
  Household Industrial Loan Co. of Kentucky    Kentucky      100%
  Household Insurance Agency, Inc.             Nevada        100%
  Household Receivables Acquisition Company    Delaware      100%
  Household Recovery Services Corporation      Delaware      100%

                                                             %
                                                             Voting
                                                             Stock
                                               Organized     Owned
                                               Under         By
Names of Subsidiaries                          Laws of:      Parent
- ---------------------                          ---------     ------
  Household Relocation Management, Inc.        Illinois      100%
  Mortgage One Corporation                     Delaware      100%
  Mortgage Two Corporation                     Delaware      100%
  Sixty-First HFC Leasing Corporation          Delaware      100%
Household Financial Group, Ltd.                Delaware      100%
Household Global Funding, Inc.                 Delaware       78%
 Household International (U.K.) Limited        England       100%
  D.L.R.S. Limited                             Cheshire      100%
  HFC Bank plc                                 England       100%
   Hamilton Financial Planning Services
     Limited                                   England       100%
   Hamilton Insurance Company Limited          England       100%
   Hamilton Life Assurance Co. Limited         England       100%
   HFC Pension Plan Limited                    England       100%
   Household Funding Limited                   England       100%
   Household Investments Limited               England/Wales 100%
   Household Leasing Limited                   England       100%
   Household Management Corporation Limited    England/Wales 100%
  Household Overseas Limited                   England       100%
   Household International Netherlands, B.V.   Netherlands   100%
 Household Financial Corporation Limited       Ontario       100%
  Household Finance Corporation of Canada      Canada        100%
  Household Realty Corporation Limited         Ontario       100%
  Household Trust Company                      Canada        100%
  Merchant Retail Services Limited             Ontario       100%
Household Mexico, Inc.                         Delaware      100%
Household Reinsurance Ltd.                     Bermuda       100%


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